THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS QUALIFIED OR REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED.

Blue Calypso, Inc.

Subscription Agreement

Blue Calypso, Inc.

19111 North Dallas Parkway, Suite 200

Dallas, Texas 75287

Ladies and Gentlemen:

The undersigned (the “Subscriber”)  hereby irrevocably and unconditionally subscribes to purchase from Blue Calypso, Inc., a Delaware corporation (the “Company”),  that number of units (“Units”) set forth on the signature page of this Subscription Agreement at a purchase price of $1.00 per Unit, with each Unit being comprised of: (i) two (2) shares (“Shares”) of common stock, par value $0.0001 per share (“Common Stock”), and (ii) one (1) warrant (“Warrant”) to purchase one (1) share of Common Stock at an exercise price of $0.75 per share for a term of 24 months. The Shares and Warrants and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are hereinafter referred to collectively as the “Securities.”

In order to subscribe for the Units, the Subscriber should check the appropriate boxes on pages 4 through 6 hereof, date and execute one copy of this Subscription Agreement on page 11, and deliver it to the placement agent, WFG Investments, Inc., 2177 N. Haskell Avenue, Suite 2900, Dallas, Texas 75204, Attention: Brent E. Barton, President, and deliver to the Company a check or wire transfer of the purchase price, payable to Blue Calypso, Inc.  Please direct any inquiries related to the offering to:

Blue Calypso, Inc.

19111 North Dallas Parkway, Suite 200

Dallas, Texas 75287

Attention: Bill Ogle

Phone (972) 695-4776 Ext. 520

Fax (972) 484-8460

bill@bluecalypso.com

The placement agent for this offering is WFG Investments, Inc. (”WFG” or the “Placement Agent”).

The Subscriber acknowledges receipt of a copy of the Company’s Confidential Private Placement Memorandum dated June 14,  2012 (the “Memorandum”).

The closing of the sale and purchase of the Units (the “Closing”) shall take place at the offices of the Company located at 19111 North Dallas Parkway, Suite 200, Dallas, Texas 75287, or at such other place as shall be selected by the Company on September 14, 2012, or such earlier or later date as may be determined by the Company in its sole discretion (the “Closing Date”).  There is no minimum subscription amount which the Company is required to receive, and the Company may close upon the receipt and acceptance of any subscription amount, in one or more closings. Within five business days after the Closing, the Company shall deliver to Subscriber a certificate representing the Shares and the Warrants purchased by Subscriber at Closing, or, if elected by Subscriber, delivery of the Shares may be made by credit through book entry transfer to the accounts at The Depository Trust Company designated by the Subscriber, in each case against payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank account designated by the Company.

Subscriber Representations, Warranties and Covenants:

1.         The Subscriber understands and acknowledges that the Subscriber is aware of the following:

(a)                  The Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Act”), in reliance on the private offering exemption in Section 4(2) thereof; the Company is under no obligation to register the Securities under the Act at any time in the future; and the Subscriber will not be entitled to the benefits of Rule 144 with respect to the Securities.

(b)                  No governmental agency has passed upon the Securities or made any finding or determination as to the advisability of any investments therein.

(c)                  The Securities involve a high degree of risk of loss by the Subscriber of his, her or its entire investment and the Subscriber must bear such economic risk for an indefinite period of time.  The Subscriber has read carefully the Risk Factors included in the Memorandum.

(d)                 There are substantial restrictions on the transferability of the Securities, any certificates representing the Securities shall bear restrictive legends, and any shares issued via book entry shall be subject to stop transfer instructions.

2.          The Subscriber represents and warrants to the Company that:

(a)                The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the investment in the Company, and have carefully reviewed and understand the risks (including without limitation the Risk Factors included in the Memorandum) of, and other considerations relating to, the purchase of Securities.

(b)               The Subscriber, its advisers, if any, and designated representatives, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in this Subscription Agreement, have had all their inquiries to the Company answered to their satisfaction, and have been furnished all information requested in writing relating to the Company, the offering and sale of the Securities and any other matters set forth in this Subscription Agreement, including all information that the Subscriber or its duly authorized representative deemed necessary or appropriate in order to form a decision concerning such Subscriber’s investment.

(c)                  The Subscriber or its duly authorized representative has investigated a possible investment in the Securities to the extent deemed necessary or desirable and the Company has provided the Subscriber or its duly authorized representative with any assistance in connection therewith that such Subscriber or its duly authorized representative has requested.

(d)                 The Subscriber, its advisers, if any, and designated representatives, if any, have not been furnished any offering literature other than the Memorandum and a management presentation (the “Management Presentation”), and have relied only on the information contained in such Memorandum and Management Presentation and the information described in subparagraph 2(b) above furnished or made available to them at their written request by the Company.

(e)                  The Subscriber, if a corporation, limited liability company, partnership, trust or other legal entity, is authorized and fully qualified to purchase and hold the Securities. Such entity has its principal place of business at the address set forth on the signature page hereof, and such entity has not been formed for the specific purpose of acquiring the Securities.

(f)                   The Subscriber has adequate means of providing for current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the Securities and could afford complete loss of such investment.

(g)           The Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

(h)           The Subscriber, its advisers, if any, and designated representatives, if any, have confirmed to their satisfaction that an investment in the Company meets the individual needs of the Subscriber.

(i)          If the Subscriber is a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”),  it has accurately completed Section 6 below.

All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Subscription Agreement, and, if there should be any material change in such information prior to the admission of the Subscriber as a stockholder of the Company, the Subscriber will immediately furnish revised or corrected information to the Company.

3.                     The Subscriber has read and is familiar with the Memorandum, and represents to the Company that (i) he, she or it is purchasing the Securities for his, her or its own account and not with a view to their resale or further distribution; (ii) no one other than the Subscriber will have any interest in, or any right to acquire, the Securities or any part thereof, nor does anyone other than the Subscriber have any interest in this subscription; (iii) he, she or it has duly and validly executed this Subscription Agreement; and (iv) he, she or it has full right, power and authority to perform his, her or its obligations hereunder and thereunder.

4.                  The Subscriber understands and acknowledges that (i) the Securities in the Company are being offered and sold in reliance upon the exemption from registration provided by Section 4(2) of the Act; (ii) the reliance of the Company upon that exemption is predicated, in part, on the representations and warranties made and to be made by the Subscriber in and pursuant to this Subscription Agreement; and (iii) that the exemption may not be available if any of those representations and warranties is not true and accurate.

5. Accredited Investor. The Subscriber warrants and represents that any one of the statements below, next to which the Subscriber has placed its initials in the space designated therefor, which describe an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “Commission”)  under the Act, is true with respect to the Subscriber.

Initial one or more of the following statements:

[    ] (i) the Subscriber is a natural person whose individual net worth, or joint net worth with the Subscriber’s spouse at the time of the Subscriber’s purchase, exceeds $1,000,000 (the term “net worth” means the excess of total assets over total liabilities.  In calculating “net worth” the Subscriber must exclude any value attributable to the Subscriber’s primary residence as an asset; however, in the event any mortgages, liens, encumbrances or indebtedness on the Subscriber’s primary residence are in excess of the value of such primary residence, the Subscriber must reduce the Subscriber’s “net worth” by the amount of such excess);

[    ] (ii) the Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[    ] (iii) the Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated by the Commission under the Act;

[    ] (iv) the Subscriber is a corporation, business trust, or partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000;

[    ] (v) the Subscriber is an officer or director of the Company;

[   ] (vi) the Subscriber is a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

[    ] (vii) the Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

[    ] (viii) the Subscriber is an insurance company as defined in Section 2(a)(13) of the Act;

[    ] (ix) the Subscriber is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

[    ] (x) the Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act;

[   ] (xi) the Subscriber is a Small Business Investment Company licensed by the United States Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

[    ] (xii) the Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act, as amended; and

[    ] (xiii) the Subscriber is an entity in which all of the equity owners are accredited investors.

6. ERISA Matters. The Subscriber represents that either  (i) no part of the funds used by it to acquire Securities of the Company constitutes assets of any “employee benefit plan” within the meaning of Section 3(3) of ERISA (regardless of whether or not such employee benefit plan is subject to ERISA) or of any “plan” within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”),  either directly or indirectly through one or more entities whose underlying assets include Plan assets by reason of a Plan’s investment in such entities (including insurance company separate accounts, insurance company general accounts or bank collective investment funds, in which any such Plan (or its related trust) has any interest) or (ii) if Securities are being acquired by or on behalf of any Plan, (A) such acquisition has been duly authorized in accordance with the governing documents of such Plan and (B) such acquisition and the subsequent holding of the Securities do not and will not constitute (i) a violation of any applicable law, including but not limited to ERISA, or (ii) a non-exempt “prohibited transaction” within the meaning of section 406 of ERISA or section 4975 of the Code (i.e., a prohibited transaction that is not subject to an applicable exemption contained in ERISA or in the rules and regulations adopted by the U.S. Department of Labor thereunder).

The Subscriber warrants and represents that the following statement, next to which the Subscriber has placed its initials in the space designated therefor, is true with respect to the Subscriber.

Initial one of the following:

            [    ]  (i)            The Subscriber hereby certifies that it is not a Plan, nor is it using the assets of one or more Plans to acquire Securities of the Company.

            [    ]  (ii)           The Subscriber hereby certifies that it is a Plan or is using the assets of one or more Plans to acquire Securities of the Company.

7. U.S.  Person or Non-U.S. Person Status. The Subscriber warrants and represents that the following statement, next to which the Subscriber has placed its initials in the space designated therefor, is true with respect to the Subscriber.

Initial one of the following:

[    ] (i) The Subscriber is a U.S. Person due to the fact that the Subscriber is one of the following:

(a)      An individual who is a citizen or resident of the United States for U.S. federal income tax purposes;

(b)        A corporation or other entity treated as a corporation for U.S. federal tax purposes that is incorporated or organized in or under the laws of the United States or any political subdivision thereof; or

(c) An estate or trust, the income of which is subject to U.S. federal income taxation regardless of its source.

[    ] (ii) The Subscriber is not a U.S. Person. The Subscriber is a citizen of

_______________________.

8.            The Subscriber agrees that:

(a)                he, she or it is not entitled to cancel, terminate or revoke this subscription;

(b)               he, she or it shall not transfer or assign this subscription or any interest therein;

(c)                  this subscription may be accepted or rejected, in whole or in part, in the Company’s sole discretion, without giving any reason therefor;

(d)                 if (i) this subscription is accepted in whole or in part by the Company, and (ii) the other conditions precedent set forth above are met, he, she or it shall become a stockholder of the Company; and

(e) in the event the offering of Securities is oversubscribed, the Company may, in its sole discretion, reject certain subscriptions or allocate Securities among Subscribers, or a combination thereof.

9. The Subscriber acknowledges that this Subscription Agreement will not be valid, binding and enforceable until the Subscriber hereunder is accepted and approved by the Company.

10.                 This Subscription Agreement supersedes any previous subscription agreement executed by or on behalf of the Subscriber relative to Securities in the Company and any such previous agreement is rescinded and is of no further force and effect.

11.                 This Subscription Agreement shall not be changed, modified or amended in any respect except by the written agreement of the parties. Any provision of this Agreement may be waived in writing by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed to or shall constitute a waiver of any other provision (whether or not similar), nor shall any such waiver constitute a continuing waiver.

12.                 The Subscriber agrees that this Subscription Agreement, including any rights or obligations hereunder, is not assignable by the Subscriber.

13.                 This Subscription Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Texas without giving effect to such State’s conflict of laws provisions. Each of the Company and the Subscriber expressly irrevocably consents to the exclusive jurisdiction of and exclusive venue in the federal and state courts located in the State of Texas, County of Dallas with respect to any matter or dispute arising under this Subscription Agreement.

14.              The Company and the Subscriber agree that any term or provision of this Subscription Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

15.              The captions, headings and titles preceding any text herein are for convenience of reference only and shall not affect the construction, meaning or interpretation of this Subscription Agreement.

16.              Each party hereto shall pay all such sales, transfer, use, gross receipts, registration and similar taxes arising out of or in connection with the transactions contemplated by this Subscription Agreement and the issuance and sale of the Securities as are payable by such party under applicable law.

17.              The Subscriber understands, acknowledges, and appreciates that the Company is relying on all of the representations, warranties, covenants, understandings, acknowledgements and agreements contained in the Subscription Agreement in determining whether to accept the Subscriber’s subscription, sell, and issue the Securities to the Subscriber. The Subscriber’s representations, warranties and covenants contained herein shall survive the closing.

18.              The Subscriber agrees to indemnify and hold the Company, each director, officer, and stockholder of the Company or any of their affiliates, any selling agent for the Company, their respective officers, directors, employees, attorneys, agents and stockholders, including, without limitation, any person who serves as an adviser or consultant to the Company or the Board of Directors, and each other person, if any, who controls or is controlled by any thereof within the meaning of Section 15 of the Act (each an “Indemnitee”), against any and all loss, liability, claim, damage, cost and expense whatsoever (including, but not limited to, reasonable legal fees and disbursements and any and all other expenses whatsoever reasonably incurred in investigating, preparing for or defending against any litigation, arbitration proceeding, or other action or proceeding, commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from, (i) any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber in this Subscription Agreement and/or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction, or (ii) any action for securities law violations instituted by the Subscriber which is finally resolved by judgment against the Subscriber.

19.              The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the closing with respect to his, her, or its subscription hereunder.

20.      The Subscriber represents and warrants to the Company that there are no broker’s, finder’s or any similar fees and commissions due or payable through any action of the Subscriber with respect to the sale of the Securities by the Company to the Subscriber.

21.                 Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid or by overnight delivery service. Any such notice shall be deemed to have been given (i) on the business day actually received if given by hand, (ii) on the business day immediately subsequent to mailing, if sent by overnight delivery service, or (iii) three business days following the mailing thereof if mailed by certified or registered mail, postage prepaid, return receipt requested. All such notices shall be sent to the Company to the attention of Bill Ogle at 19111 North Dallas Parkway, Suite 200, Dallas, Texas 75287 and to the Subscriber at the address set forth on the signature page hereto.

22.                 This Subscription Agreement and the rights, benefits, privileges, interests, duties and obligations contained or referred herein shall be solely for the benefits of the parties hereto and no third party shall have any rights or benefits hereunder as a third party beneficiary or otherwise hereunder except as provided in the next paragraph and in paragraph 28 below.

23.                 The parties agree and acknowledge that Jefferies may rely on the representations, warranties, agreements and covenants of each of the Company and the Subscriber contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to Jefferies.

24.                 Neither the Subscriber nor any officer, director, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein without the Company’s express prior approval. The Company has the right to withhold such approval in its sole discretion.

25.                 The Subscriber hereby irrevocably constitutes and appoints Bill Ogle with full power of substitution and resubstitution, his, her or its true and lawful attorney, for him, her or it, in his, her or its name, place and stead, and for his, her or its use and benefit to execute, certify, acknowledge, file and record any certificates, instruments or documents which may be required of the Company or the stockholders of the Company under the laws of the State of Delaware or any other jurisdiction or by any governmental agency or which the Board of Directors of the Company deem necessary or advisable.

26.                 The Subscriber hereby agrees that it will not, without the prior written consent of the Company or the managing underwriter of any public offering involving the Company, during the period commencing on the date of the closing of the public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, hypothecate, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Subscriber or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing provisions of this Section shall only be applicable to the Subscriber if all officers, directors and greater than five percent (5%) stockholders of the Company enter into similar agreements.  The underwriters in connection with the public offering are intended third party beneficiaries of this Section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

27.                 This Subscription Agreement may be executed in one or more original or facsimile counterparts, each of which, however, when taken together, shall constitute one instrument.

28.                 Exculpation of WFG.  Each party hereto agrees for the express benefit of WFG, its affiliates and its respective representatives that:

(a)  Neither WFG nor any of its affiliates or any of its representatives (1) has any duties or obligations other than those specifically set forth herein or in the Engagement Letter, dated June 13, 2012, between the Company and WFG (the “Engagement Letter”) ; (2) shall be liable for any improper payment made in accordance with the information provided by the Company; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement, the Memorandum, or the Engagement Letter, or in connection with any of the transactions contemplated herein, including any information in the Memorandum or the Management Presentation; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, the Memorandum or the Engagement Letter or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, the Memorandum or the Engagement Letter, except for such party’s own gross negligence or willful misconduct.

(b)  WFG, its affiliates and its representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company and (2) be indemnified by the Company for acting as placement agent and closing agent hereunder pursuant the indemnification provisions set forth in the Engagement Letter.

29.             Verification of Identity.

                                  (a)       The Subscriber should check the website of the U.S. Treasury Department’s Office of Foreign Assets Control (‘OFAC”) at <http:/www.treas.gov/ofac> before making the following representations:

                                  (i)         The Subscriber represents that the Units are to be purchased with funds that are from legitimate sources in connection with its regular business activities and that were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.  The Subscriber hereby declares that the Units are not being acquired and will not be held in violation of any applicable laws.

                                  (ii)       Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the participation in transactions with, and the provision of services to, certain foreign countries, territories. entities and individuals, a list of which may be found at the OFAC website set forth above, and in addition, the programs administered by OFAC prohibit dealing with individuals in certain countries regardless of whether such individuals or entities appear on the OFAC list.  The Subscriber represents amid warrants that, to the best of its knowledge, neither of (A) the Subscriber, (B) any person controlling or controlled by the Subscriber, (C) any person with a beneficial interest in the Subscriber, or (D) any person for whom the Subscriber is acting as agent or nominee in connection with an investment in the Units is a country, territory, individual or entity named on an OFAC list, nor is a person or entity prohibited under any program administered by OFAC.

                                  (iii)      The Subscriber agrees to promptly notify the Company if the Subscriber becomes aware of any change in the information set forth in these representations. The Company may be obligated to freeze the account of the Subscriber, either by prohibiting additional investments from the Subscriber, declining any withdrawal requests and by segregating the assets in the account in compliance with governmental regulation, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber acknowledges that the Company may, by written notice to the Subscriber, suspend the withdrawal rights of, or withhold distribution of withdrawal proceeds to, the Subscriber if the Company deems it to be reasonably necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers.

                                              (b)          The Subscriber represents and warrants that, to the best of its knowledge, neither of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) any person with a beneficial interest in the Subscriber, or (iv) any person for whom the Subscriber is acting as agent or nominee in connection with an investment in the Units is a senior political figure, or any immediate family member or close associate of a senior foreign political figure.

                                              (c)          If the Subscriber is a non-U.S. banking institution (a “Foreign Bank”) or if the Subscriber receives deposits from, make payments on behalf of, or handles other financial transaction related to a Foreign Bank, the Subscriber represents and warrants that the Foreign Bank (i) has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) employs one or more individuals on a fulltime basis; (iii) maintains operating records related to its banking activities; (iv) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (v) does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

                                             (d)          The Company reserves the right to request such information as is necessary to verify the identity of the Subscriber. The Subscriber shall promptly, on demand, provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with any law or regulation to which the Company may be subject.  In the event of delay or failure by the Subscriber to produce any information required for verification purposes, the Company may refine to accept the application and the subscription monies relating thereto or may refuse to process a redemption request until proper information has been provided. Further, the Company may not accept any funds from the Subscriber if it cannot make the representations set forth in this Section 28.  If an investor cannot make these representations, the Company may require the withdrawal of the stockholder or the repurchase of the Units.

30.             If the Subscriber is a citizen of the United Kingdom, the Subscriber is a “qualified investor” within the meaning of Article 2(1)(e) of Directive 2003/71/EC and the implementing measures in the United Kingdom (the “Prospectus Directive”) that is also (i) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) a high net worth entity, or another person to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). The Subscriber acknowledges that the Memorandum, the Management Presentation and their contents are confidential and the Subscriber shall not distribute, publish or reproduce (in whole or in part) or disclose such materials to any other persons in the United Kingdom.

[SIGNATURE PAGE FOLLOWS]

Subscriber Signature Page

__________________________________                __________________________________

(Signature of Subscriber)                                         (Signature of Co-Subscriber, if any)

Date:   ___________________________

Number of Units Being Subscribed For

At $1.00 per Unit:

Aggregate Purchase Price:                                                   $

_____________________________________________________________

(Type or print name as it should appear on the Company’s records)

___________________________

___________________________

___________________________

(Street Address, including State and Zip Code of Subscriber)

___________________________

(Telephone Number of Subscriber)

___________________________

(Email Address of Subscriber)

___________________________

(Social Security or Tax I.D. Number of Subscriber)

ACCEPTED AS OF THE DATE BELOW:

BLUE CALYPSO, INC.

By:      ______________________________

Name: _____________________________

Title:  ___________________________

Date:  ___________________________